                                                                EXHIBIT 99.19

                           UNITED STATES BANKRUPTCY COURT
                           NORTHERN DISTRICT OF CALIFORNIA




IN RE:  TAL WIRELESS NETWORKS, INC.          CASE NO: 97-58435 MM
                                                      --------------
                                             CHAPTER 11
                                             MONTHLY OPERATING REPORT
                                             (GENERAL BUSINESS CASE)


                            SUMMARY OF FINANCIAL STATUS

MONTH ENDED    February, 1998
            --------------------

1. Debtor in possession hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($ _____).

                                                           END OF          END OF             AS OF
                                                           CURRENT          PRIOR           PETITION
2. ASSET/LIABILITY SUMMARY                                  MONTH           MONTH             FILING
                                                         ----------       ----------       ----------
   Current Assets (Market Value)                           $122,273         $116,651         $245,867
                                                         ----------       ----------       ----------
   Total Assets (Market Value)                           $5,534,891       $5,536,769       $5,665,985
                                                         ----------       ----------       ----------
   Current Liabilities                                      $36,494          $24,029               $0
                                                         ----------       ----------       ----------
   Total Liabilities                                     $5,503,529       $5,491,064       $5,467,035
                                                         ----------       ----------       ----------

                                                                                           PETITION
                                                           CURRENT          PRIOR           DATE TO
3. STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH     MONTH           MONTH          MONTH END
                                                         ----------       ----------       ----------
 a.  Total Receipts                                         $12,092              $0           $23,125
                                                         ----------       ----------       ----------
 b.  Total Disbursements                                        $80           $5,775           $8,169
                                                         ----------       ----------       ----------
 c.  Excess (Deficiency) of Receipts Over
     Disbursements (a - b)                                  $12,012          ($5,775)         $14,956
                                                         ----------       ----------       ----------
                                                                                           ----------
 d.  Cash Balance Beginning of Month                        $19,425          $25,200
                                                         ----------       ----------
 e.  Cash Balance End of Month (c + d)                      $31,437          $19,425
                                                         ----------       ----------
                                                         ----------       ----------

4. POST-PETITION LIABILITIES & RECEIVABLES              RECEIVABLES                        LIABILITIES
                                                         ----------                        ----------
   Balance at End of Previous Month                         $75,156                           $24,029
                                                         ----------                        ----------
   Balance at End of Current Month                          $78,156                           $36,494
                                                         ----------                        ----------

5. PAST DUE POST-PETITION LIABILITIES
   Balance at End of Previous Month (over 30 days)               $0
                                                         ----------
   Balance at End of Current Month (over 30 days)            $1,993
                                                         ----------

                                                                              YES             NO
                                                                          ----------       ----------
6.  Are all federal, state, and local taxes current?
    (if no, attach schedule of unpaid items)                              X
                                                                          ----------       ----------
7.  Have any payments been made to pre-petition creditors,
    other than payments in the normal course to secured
    creditors or lessors? (if yes, attach listing including
    date of payment, amount of payment and name of payee)                                  X
                                                                          ----------       ----------
8.  Have any payments been made to officers, insiders,
    shareholders, relatives? (if yes, attach listing
    including date of payment, amount and reason for
    payment, and name of payee)                                                            X
                                                                          ----------       ----------
9.  Have any payments been made to professionals?  (if yes,
    attach listing including date of payment, amount of payment
    and name of payee)                                                                     X
                                                                          ----------       ----------
10. If you answered yes to line 7,8, or 9, were all such payments
    approved by the court?                                                N/A
                                                                          ----------       ----------
11. Is the estate insured for replacement cost of assets and
    for general liability?                                                                 X
                                                                          ----------       ----------
12. Are U.S. Trustee quarterly fees current?                              X
                                                                          ----------       ----------

I declare under penalty of perjury that I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe that these documents are correct.

Date:  March 18, 1998                            Richard J Redett
       ----------------------                    ---------------------
                                                 Responsible Individual

                             BALANCE SHEET
                          (GENERAL BUSINESS CASE)

                FOR THE MONTH ENDED    February
                                       ----------------

                             ($          )
                               ----------
ASSETS

                                                  FROM SCHEDULES                  MARKET VALUE
                                                  --------------                 --------------
CURRENT ASSETS
1  Cash and cash equivalents - unrestricted                                             $31,437
                                                                                  -------------
2 Cash and cash equivalents - restricted                                                     $0
                                                                                  -------------
3 Accounts receivable (net)                              A                              $78,156
                                                                                  -------------
4 Inventory                                              B                                   $0
                                                                                  -------------
5 Prepaid expenses                                                                      $12,680
                                                                                  -------------
6 Other:
        ------------------------------------                                      -------------
7
  ------------------------------------------                                      -------------
8   TOTAL CURRENT ASSETS                                                               $122,273
                                                                                  -------------


PROPERTY AND EQUIPMENT (MARKET VALUE)
9 Real property                                          C                                   $0
                                                                                  -------------
10 Machinery and equipment                               D                                   $0
                                                                                  -------------
11 Furniture and fixtures                                D                                   $0
                                                                                  -------------
12 Office equipment                                      D                                   $0
                                                                                  -------------
13 Leasehold improvements                                D                                   $0
                                                                                  -------------
14 Vehicles                                              D                                   $0
                                                                                  -------------
15 Other:                                                D
        ------------------------------------                                      -------------
16                                                       D
  ------------------------------------------                                      -------------
17                                                       D
  ------------------------------------------                                      -------------
18                                                       D
  ------------------------------------------                                      -------------
19                                                       D
  ------------------------------------------                                      -------------

20   TOTAL PROPERTY AND EQUIPMENT                                                            $0
                                                                                  -------------

OTHER ASSETS
21 Notes receivable-net of allowances                                                $5,000,000
  ------------------------------------------                                      -------------
22 Investment-NST                                                                      $300,000
  ------------------------------------------                                      -------------
23 Investment-subs                                                                     $112,618
  ------------------------------------------                                      -------------
24 Accounts receivable-intercompany net
   of allowances                                                                             $0
  ------------------------------------------                                      -------------

25   TOTAL OTHER ASSETS                                                              $5,412,618
                                                                                  -------------
26   TOTAL ASSETS                                                                    $5,534,891
                                                                                  -------------
                                                                                  -------------


NOTE:
    Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined. Estimated based on experience
                              ------------------------------------------------

    --------------------------------------------------------------------------

    --------------------------------------------------------------------------

    --------------------------------------------------------------------------

    --------------------------------------------------------------------------

    --------------------------------------------------------------------------

                         LIABILITIES AND EQUITY
                         (GENERAL BUSINESS CASE)

                              ($          )
                                ----------

LIABILITIES

                                               FROM SCHEDULES
                                              --------------
POST-PETITION

CURRENT LIABILITIES
27 Salaries and wages
                                                                                  -------------
28 Payroll taxes
                                                                                  -------------
29 Real and personal property taxes
                                                                                  -------------
30 Income taxes
                                                                                  -------------
31 Notes payable (short term)
                                                                                  -------------
32 Accounts payable (trade)                           A                                  $3,174
                                                                                  -------------
33 Real property lease arrearage
                                                                                  -------------
34 Personal property lease arrearage
                                                                                  -------------
35 Accrued professional fees                                                            $33,320
                                                                                  -------------
36 Current portion of long-term debt
   (due within 12 months)
                                                                                  -------------
37 Other:
         -----------------------------------                                      -------------
38
  ------------------------------------------                                      -------------
39
  ------------------------------------------                                      -------------

40   TOTAL CURRENT LIABILITIES                                                          $36,494
                                                                                  -------------

41 LONG-TERM DEBT, NET OF CURRENT PORTION
                                                                                  -------------

42   TOTAL POST-PETITION LIABILITIES                                                    $36,494
                                                                                  -------------

PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
43 Secured claims                                     E                                $100,000
                                                                                  -------------
44 Priority unsecured claims                          E                                $101,776
                                                                                  -------------
45 General unsecured claims                           E                              $5,265,259
                                                                                  -------------

46 TOTAL PRE-PETITION LIABILITIES                                                    $5,467,035
                                                                                  -------------

47 TOTAL LIABILITIES                                                                 $5,503,529
                                                                                  -------------

EQUITY (DEFICIT)

48    Preferred Stock                                                                   $80,000
      --------------------------------------                                      -------------

49    Common Stock                                                                      $28,846
      --------------------------------------                                      -------------

50    Additional Paid-In Capital                                                    $18,461,441
      --------------------------------------                                      -------------

51    Accumulated Deficit                                                          ($18,504,182)
      --------------------------------------                                      -------------

52 Market value adjustment                                                             ($34,743)
                                                                                  -------------

53   TOTAL EQUITY (DEFICIT)                                                             $31,362
                                                                                  -------------

54   TOTAL LIABILITIES AND EQUITY (DEFICIT)                                          $5,534,891
                                                                                  -------------
                                                                                  -------------

                                  SCHEDULES
                          (GENERAL BUSINESS CASE)

                             ($           )
                               ----------

                               SCHEDULE A
                     ACCOUNTS RECEIVABLE(NET)/PAYABLE

                                                         ACCOUNTS       ACCOUNTS PAYABLE        PAST DUE
                                                        RECEIVABLE       [POST PETITION]   POST PETITION DEBT
                                                     ----------------    ----------------   ----------------
Receivables and Payables Ageings
   0 -30 Days                                                  $3,000              $1,181
                                                     ----------------    ---------------- ---
   31-60 Days                                                                      $1,993    -
                                                     ----------------    ----------------    -
   61-90 Days                                                                                -        $1,993
                                                     ----------------    ----------------    ---------------
   91+ Days                                                  $75,156                         -
                                                     ----------------    ---------------- ---
   Total accounts receivable/payable                          $78,156              $3,174
                                                     ----------------    ----------------
                                                                         ----------------
   Allowance for doubtful accounts
                                                     ----------------
   Accounts receivable (net)                                  $78,156
                                                     ----------------
                                                     ----------------

                                  SCHEDULE B
                       INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                  COST OF GOODS SOLD
----------------------------------                  ------------------
                              INVENTORY(IES)        Inventory Beginning of Month
                               BALANCE AT                                        ---------------
                               END OF MONTH         Add -
Retail/Restaurants -          ---------------           Net purchases
  Product for resale                                                             ---------------
                              ---------------           Direct labor
                                                                                 ---------------
Distribution -                                          Manufacturing overhead
  Product for resale                                                             ---------------
                              ---------------           Freight in
Manufacturer -                                                                   ---------------
   Raw materials
                              ---------------           Other:
   Work-in-progress
                              ---------------           ----------------------   ---------------
   Finished goods
                              ---------------           ----------------------   ---------------

                                                   Less -
Other -                                                 Inventory End of Month
   Explain                                                                       ---------------
           -----------------                            Shrinkage
                                                                                 ---------------
   -------------------------                            Personal Use
                                                                                 ---------------
       TOTAL                               $0      Cost of Goods Sold                         $0
                              ---------------                                    ---------------
                              ---------------                                    ---------------


METHOD OF INVENTORY CONTROL                        INVENTORY VALUATION METHODS
---------------------------                        ---------------------------
Do you have a functioning perpetual                Indicate by a checkmark method of inventory
inventory system?                                  valuation used.
         Yes       No
            -----    -----
How often do you take a complete physical
inventory?
                                                   Valuation methods -
                                                     FIFO cost
   Weekly                                                              ----------------
                    -------                          LIFO cost
   Monthly                                                             ----------------
                    -------                          Lower of cost or
   Quarterly                                            market
                    -------                                            ----------------
   Semi-annually                                     Retail method
                    -------                                            ----------------
   Annually
                    -------
                                                     Other -
Date of last physical inventory was  Unknown                           ----------------
                                                       Explain
Date of next physical inventory is   N/A
                                                       ---------------------------------

                                                       ---------------------------------

                                  SCHEDULE C
                                 REAL PROPERTY

DESCRIPTION                                             COST            MARKET VALUE
-----------                                       -----------------   -----------------
None
--------------------------------------------      -----------------   -----------------

--------------------------------------------      -----------------   -----------------

--------------------------------------------      -----------------   -----------------

--------------------------------------------      -----------------   -----------------
    TOTAL                                                        $0                  $0
                                                  -----------------   -----------------
                                                  -----------------   -----------------



                                  SCHEDULE D
                             OTHER DEPRECIABLE ASSETS

DESCRIPTION                                               COST            MARKET VALUE
--------------------------------------------      -----------------   -----------------
MACHINERY & EQUIPMENT -

--------------------------------------------      -----------------   -----------------

--------------------------------------------      -----------------   -----------------

--------------------------------------------      -----------------   -----------------

--------------------------------------------      -----------------   -----------------
    TOTAL                                                        $0                  $0
                                                  -----------------   -----------------
                                                  -----------------   -----------------


FURNITURE & FIXTURES -

--------------------------------------------      -----------------   -----------------

--------------------------------------------      -----------------   -----------------

--------------------------------------------      -----------------   -----------------

--------------------------------------------      -----------------   -----------------
    TOTAL                                                        $0                  $0
                                                  -----------------   -----------------
                                                  -----------------   -----------------


OFFICE EQUIPMENT -

--------------------------------------------      -----------------   -----------------

--------------------------------------------      -----------------   -----------------

--------------------------------------------      -----------------   -----------------
    TOTAL                                                        $0                  $0
                                                  -----------------   -----------------
                                                  -----------------   -----------------


LEASEHOLD IMPROVEMENTS -

--------------------------------------------      -----------------   -----------------

--------------------------------------------      -----------------   -----------------

--------------------------------------------      -----------------   -----------------

--------------------------------------------      -----------------   -----------------
    TOTAL                                                        $0                  $0
                                                  -----------------   -----------------
                                                  -----------------   -----------------


VEHICLES -

--------------------------------------------      -----------------   -----------------

--------------------------------------------      -----------------   -----------------

--------------------------------------------      -----------------   -----------------


--------------------------------------------      -----------------   -----------------
    TOTAL                                                        $0                  $0
                                                  -----------------   -----------------
                                                  -----------------   -----------------


                                     SCHEDULE E
                              PRE-PETITION LIABILITIES

                                                     CLAIMED             ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -           AMOUNT            AMOUNT (b)
------------------------------------------       -----------------   -----------------
   Secured claims  (a)                                     $100,000
                                                  -----------------   -----------------
   Priority claims other than taxes
                                                  -----------------   -----------------
   Priority tax claims                                     $101,776
                                                  -----------------   -----------------
   General unsecured claims                              $5,265,259
                                                  -----------------   -----------------

(a) List total amount of claims even if under secured.

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule E reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                 SCHEDULE F
                       RENTAL INCOME INFORMATION
                Not Applicable to General Business Cases.

                            STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)

                          FOR THE MONTH ENDED  February
                                              ------------
                                 $
                                   -----------------------

               CURRENT MONTH
-----------------------------------------                                                   CUMULATIVE    NEXT MONTH
  ACTUAL         FORECAST       VARIANCE                                                  (CASE TO DATE)   FORECAST
-----------    -----------    -----------                                                  -----------    -----------
                                                REVENUES
     $3,000                         $3,000   1    Gross Sales                                  $7,000
-----------    -----------    -----------                                                  -----------    -----------
                                       $0    2    less: Sales Returns & Allowances
-----------    -----------    -----------                                                  -----------    -----------
     $3,000             $0         $3,000    3    Net Sales                                     $7,000             $0
-----------    -----------    -----------                                                  -----------    -----------
                                       $0    4    less: Cost of Goods Sold  (Schedule 'B')     $68,271
-----------    -----------    -----------                                                  -----------    -----------
     $3,000             $0         $3,000    5    Gross Profit                                ($61,271)            $0
-----------    -----------    -----------                                                  -----------    -----------
                                       $0    6    Interest
-----------    -----------    -----------                                                  -----------    -----------
                                             7    Other Income:

                                       $0    8
-----------    -----------    -----------         ---------------------------------------  -----------   -------------
                                       $0    9
-----------    -----------    -----------         ---------------------------------------  -----------   -------------
     $3,000             $0         $3,000   10       TOTAL REVENUES                           ($61,271)            $0
-----------    -----------    -----------                                                  -----------    -----------


                                                EXPENSES
                                       $0   11    Compensation to Owner(s)/Officer(s)
-----------    -----------    -----------                                                  -----------    -----------
                                       $0   12    Salaries/Commissions
-----------    -----------    -----------                                                  -----------    -----------
                                       $0   13    Management Fees
-----------    -----------    -----------                                                  -----------    -----------
                                       $0   14    Depreciation
-----------    -----------    -----------                                                  -----------    -----------
                                       $0   15    Taxes:
-----------    -----------    -----------                                                  -----------    -----------
                                       $0   16       Employer Payroll Taxes
-----------    -----------    -----------                                                  -----------    -----------
                                       $0   17       Real Property Taxes
-----------    -----------    -----------                                                  -----------    -----------
                                       $0   18       Other Taxes
-----------    -----------    -----------                                                  -----------    -----------
                                       $0   19    Other Selling
-----------    -----------    -----------                                                  -----------    -----------
       $652                         ($652)  20    Other Administrative                            $974
-----------    -----------    -----------                                                  -----------    -----------
                                       $0   21    Interest
-----------    -----------    -----------                                                  -----------    -----------
                                            22    Other Expenses:

                                       $0   23    Storage Rental                                  $786
-----------    -----------    -----------         ---------------------------------------  -----------   -------------
                                       $0   24    Accounting                                    $1,510
-----------    -----------    -----------         ---------------------------------------  -----------   -------------
                                       $0   25    Press Release                                   $625
-----------    -----------    -----------         ---------------------------------------  -----------   -------------
       $609                         ($609)  26    Telecommunications                            $2,198
-----------    -----------    -----------         ---------------------------------------  -----------   -------------
                                       $0   27
-----------    -----------    -----------         ---------------------------------------  -----------   -------------
                                       $0   28
-----------    -----------    -----------         ---------------------------------------  -----------   -------------
                                       $0   29
-----------    -----------    -----------         ---------------------------------------  -----------   -------------
                                       $0   30
-----------    -----------    -----------         ---------------------------------------  -----------   -------------
     $1,261             $0        ($1,261)  31       TOTAL EXPENSES                             $6,093               $0
-----------    -----------    -----------                                                  -----------    -----------
     $1,739             $0         $1,739   32  SUBTOTAL                                      ($67,364)              $0
-----------    -----------    -----------                                                  -----------    -----------

                                                REORGANIZATION ITEMS
    $20,674                      ($20,674)  33    Professional Fees                           $102,728
-----------    -----------    -----------                                                  -----------    -----------
                                       $0   34    Provisions for Rejected Executory
                                                    Contracts
-----------    -----------    -----------                                                  -----------    -----------
                                                  Interest Earned on Accumulated Cash
                                       $0   35      Resulting from Chp 11 Case
-----------    -----------    -----------                                                  -----------    -----------
                                            36    Gain or (Loss) from
     $4,592                       ($4,592)          Sale of Equipment                           $4,592
-----------    -----------    -----------                                                  -----------    -----------
                                       $0   37    US Trustee Fees                                 $250
-----------    -----------    -----------         ---------------------------------------  -----------   -------------
                                       $0   38
-----------    -----------    -----------         ---------------------------------------  -----------   -------------

    $16,082             $0       ($16,082)  39      TOTAL REORGANIZATION ITEMS                 $98,386             $0
-----------    -----------    -----------                                                  -----------    -----------

   ($14,343)            $0       ($14,343)  40    NET PROFIT (LOSS) BEFORE FEDERAL &
                                                     STATE TAXES                             ($165,750)            $0
-----------    -----------    -----------                                                  -----------    -----------

                                       $0   41    Federal & State Income Taxes
-----------    -----------    -----------                                                  -----------    -----------

   ($14,343)            $0       ($14,343)  42    NET PROFIT (LOSS)                          ($165,750)            $0
-----------    -----------    -----------                                                  -----------    -----------
-----------    -----------    -----------                                                  -----------    -----------

EXPLANATION OF VARIANCE TO STATEMENT OF OPERATIONS
(FOR VARIANCES GREATER THAN +/- 10% ONLY)

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

              SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                    (GENERAL BUSINESS CASE)

                 FOR THE MONTH ENDED   February
                                     ---------------



CASH BALANCE BEGINNING OF MONTH                          $19,425
                                                     -----------
CASH RECEIPTS  (1)                                       $12,092
                                                     -----------
CASH DISBURSEMENTS  (1)                                      $80
                                                     -----------
EXCESS (DEFICIENCY) OF RECEIPTS OVER DISBURSEMENTS       $12,012
                                                     -----------
CASH BALANCE END OF MONTH                                $31,437
                                                     -----------
                                                     -----------



RECAPITULATION OF FUNDS HELD AT END OF MONTH
---------------------------------------------

                                                        ACCOUNT 1            ACCOUNT 2             ACCOUNT 3
                                                   -------------------  -------------------  -------------------
BANK                                               Wells Fargo          Bank of America
                                                   -------------------  -------------------  -------------------
ACCOUNT TYPE                                       General              Murray&Murray Trust
                                                   -------------------  -------------------  -------------------
ACCOUNT NO.                                        0114-458243          00357-63272
                                                   -------------------  -------------------  -------------------
ACCOUNT PURPOSE                                    Operations           None
                                                   -------------------  -------------------  -------------------

BALANCE, END OF MONTH                                     $19,345          $12,092
                                                   -------------------  -------------------  -------------------

TOTAL FUNDS ON HAND FOR ALL ACCOUNTS                     $31,437
                                                   -------------------
                                                   -------------------



(1)  Excluding bank transfers between your accounts.